UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2017

HOOKER FURNITURE CORPORATION
 (Exact name of registrant as specified in its charter)

Virginia	000-25349	54-0251350
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

440 East Commonwealth Boulevard, Martinsville, Virginia	24112	(276) 632-2133
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Shareholders of Hooker Furniture Corporation (the “Company”) held on June 6, 2017, shareholders voted on the matters described below:
1.	The Company’s shareholders elected each of the following seven directors to serve a one-year term on the Company’s Board of Directors by the following vote:
	Votes	Votes	Broker
Director	For	Withheld	Non-votes
Paul B. Toms, Jr.	9,074,433	198,419	1,144,406
W. Christopher Beeler, Jr.	8,920,827	352,025	1,144,406
John L. Gregory, III	8,916,554	356,298	1,144,406
E. Larry Ryder	9,044,146	228,706	1,144,406
David G. Sweet	9,071,697	201,155	1,144,406
Ellen C. Taaffe	9,091,870	180,982	1,144,406
Henry G. Williamson, Jr.	9,079,963	192,889	1,144,406

2.	The Company’s shareholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2018 by the following vote:
Votes For	Votes Against	Abstain	Broker Non-votes
10,335,479	58,890	22,889	-

3.
The Company’s shareholders approved, on an advisory basis, the executive compensation program for its named executive officers as disclosed in the Company’s Proxy Statement for the Annual Meeting. The proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker Non-votes
9,171,288	67,765	33,799	1,144,406

4.	The option to hold an advisory vote on the compensation of the Company’s named executive officers every year received the highest number of votes, as set forth below:
Every 1 Year	Every 2 Years	Every 3 Years	Votes Abstain	Broker Non-votes
7,326,321	22,083	1,774,996	149,452	1,144,406

Consistent with a majority of the advisory votes cast and the recommendation of the Company’s Board of Directors, the Company will include in its proxy materials annually a shareholder advisory vote on the compensation of its named executive officers until the next vote on the frequency of such advisory votes.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HOOKER FURNITURE CORPORATION

Date: June 8, 2017	By:	/s/ Paul A. Huckfeldt
Paul A. Huckfeldt
Senior Vice-President – Finance and Accounting